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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 30, 2001 (July 27, 2001)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                 1-9020                                                            72-1440714
        (Commission File Number)                                                  (IRS Employer
                                                                               Identification No.)
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       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

THE FOLLOWING STATEMENTS WERE RELEASED TO THE PRESS ON JULY 30, 2001

              PETROQUEST ENERGY ANNOUNCES FILING OF A $100 MILLION
                     UNIVERSAL SHELF REGISTRATION STATEMENT

Lafayette, Louisiana - July 30, 2001 - PetroQuest Energy, Inc. (NASDAQ: PQUE) announced today that it has filed a shelf registration statement with the Securities and Exchange Commission that became effective at 5:00 p.m. EDT on July 27, 2001. The shelf registration statement was filed as an amendment to replace the registration statement previously filed with the Commission on June
27, 2001. Up to $100 million of common stock, preferred stock, depositary shares, warrants or debt securities may be sold from time to time under the shelf registration statement in one or more offerings on terms and conditions to be determined at the time of the offering.

The Company expects to use the proceeds from any such offerings for general corporate purposes, which may include capital expenditures, working capital, repayment or refinancing of indebtedness, acquisitions and repurchases and redemptions of securities.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country. Any offer of these securities will be made solely by means of the prospectus included in the Company's shelf registration statement and any prospectus supplement that may be issued in respect of any such offering.

PetroQuest Energy, Inc. is an independent oil and gas exploration and production company primarily focused on growing its reserves and shareholder value through a combination of drilling development locations and high potential exploration prospects along the coast of and in the Gulf of Mexico.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves and in projecting future rates of production, the timing of development expenditures and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.


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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

         a. Financial Statement of Business Acquired

            None.

         b. Pro Forma Financial Information

            None.

         c. Exhibits

            None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2001                       PETROQUEST ENERGY, INC.


                                          By: /s/ Michael O. Aldridge
                                             -----------------------------------
                                          Michael O. Aldridge
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer